UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 7, 2003


                              Delta Apparel, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Georgia
                               -----------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-15583                                 58-2508794
         -------------------                     -----------------------
       (Commission File Number)             (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                     30097
-------------------------------------------------                ---------------
(Address of principal executive offices)                            (Zip Code)


                                 (678) 775-6900
                             ---------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                               ------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 7, 2003, Delta Apparel, Inc. issued a press release announcing that it has entered into an agreement to purchase all of the outstanding capital stock of M. J. Soffe Co., subject to the satisfaction of certain terms and conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit
         Number

         99.1     Press Release of Delta Apparel, Inc. issued July 7, 2003.

ITEM 9.  REGULATION F-D DISCLOSURE.

         On July 7, 2003, Delta Apparel, Inc. issued a press release announcing that it has entered into an agreement to purchase all of the outstanding capital stock of M. J. Soffe Co., subject to the satisfaction of certain terms and conditions. The press release also includes information respecting Delta Apparel, Inc.'s results of operations for its fiscal year and for its fiscal quarter, each ended June 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Robert W. Humphreys, President and CEO of Delta Apparel, Inc., will hold an analyst conference call on Wednesday, July 9, 2003 at 10:00 a.m. eastern time to discuss the press release and give a business update. The conference call will be broadcast through Delta Apparel, Inc.'s web site at www.deltaapparel.com by selecting "investor relations" then "company news." A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The press release attached hereto as Exhibit 99.1 includes information respecting Delta Apparel, Inc.'s results of operations for its fiscal year and for its fiscal quarter, each ended June 28, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DELTA APPAREL, INC.



Date:  July 8, 2003              /s/  Herbert M. Mueller
                                 -----------------------------------
                                 Herbert M. Mueller
                                 Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

    99.1          Press Release of Delta Apparel, Inc. issued July 7, 2003.